Exhibit 10.4

Amendment Number:	3
Amendment Date:	October 1, 2011
COMPANY Name:	BSQUARE CORPORATION (MOBILITY – ASIA)
MS Agreement Number:	5161440076
Agreement Effective Date:	November 1, 2009

AMENDMENT TO THE

MICROSOFT OEM WINDOWS MOBILE DISTRIBUTION AGREEMENT

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced agreement (the “Agreement”) are amended by this instrument (the “Amendment”), as follows:

1.	Section 13(a) is deleted in its entirety and replaced as follows:

(a)	This Agreement is effective from the Start Date until January 31, 2012.

All capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Agreement. The terms of this Amendment supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment are to be deemed originals. This Amendment is executed only in the English language.

MICROSOFT LICENSING, GP A general partnership organized under the laws of: State of Nevada, U.S.A.		BSQUARE CORPORATION (MOBILITY - ASIA) A company organized under the laws of: State of Washington, U.S.A

By:	/s/ Sal Onas	By:	/s/ Scott Mahan
	(signature)		(signature)

Name:	Sal Onas	Name:	Scott Mahan
	(printed)		(printed)

Title:	Sr. Program Manager	Title:	Chief Financial Officer
	(printed)		(printed)

Date:	October 27, 2011	Date:	October 27, 2011

CONFIDENTIAL

58624v4 06/03/04 Amendment to Other Agreement – MSLGP/MIOL/MCCL
Form 2.8.24
Document Tracking Number: 5140520084-7